KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Solutions, LLC.
Barclays Capital Inc.
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Loan Trust 2017-A, Private Education Loan-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (the “Data File” defined below) related to a pool of student loans which we were informed are intended to be included as collateral in the offering of the Notes.  The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and numbers of months were within $0.10 and one (1) month, respectively.
•	The terms “CLASS System,” “ENCORE System,” and “FDR System” mean the Company’s servicing systems.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “Data File” means an electronic data file entitled “2017-A Cutoff.TXT” provided to us by the Company on August, 21, 2017, containing certain information related to 45,057 student loans (the “Student Loans”) as of August 3, 2017 (the “Cutoff Date”).

•
The term “Supplemental Data Screenshots” means screenshot images provided to us by the Company, containing information regarding the Current Status End Date, Current Principal Balance, and Original Principal Balance for the Selected Student Loans (defined below) as of the Cutoff Date.

•
The term “Loan File” means any file containing some or all of the following documents for each of the Selected Student Loans (defined below): Promissory Note, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CSS Screen, #NM CR Screen, #NM CC Screen, #NM AF Screen, #EDH Screen, #ED2 Screen, #CIS Screen, #NPO Screen, #HDI Screen, Disbursement Data Screen (#115 Screen), School Profile Screen (#728 Screen), the Supplemental Data Screenshots and/or Loan Directory Data Screen.  The Loan File, maintained and furnished to us by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the CLASS System, ENCORE System and/or FDR System.  We make no representation regarding the validity, enforceability, or authenticity of such Loan File documents.

The Company is responsible for the specified attributes identified by the Company in the Data File.

I.	The Selected Student Loans

We randomly selected a sample of student loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 360 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

II.	The Data File

For each Selected Student Loans, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified constituted an exception, except for certain procedures, as detailed below, related to Social Security Number and Signature(s) on the Promissory Note. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions

Social Security Number	Promissory Note within the ENCORE System, the Loan Amount on the Promissory Note, and instructions provided by the Company described below

Signature(s) on the Promissory Note
Promissory Note within the ENCORE System, the Loan Amount on the Promissory Note, and instructions provided by the Company described below. We performed no procedures with regard to any signatory requirements on the Promissory Note or to confirm the authenticity of the signature(s).

Disbursement Year	“1ST ACTIVE DATE” column on #BS5 Screen within the FDR System or Disbursement Data Screen (#115 Screen field “1st DISB”) within the CLASS System

Attributes	Loan File/Instructions

Original Principal Balance
“TOTALDISB” field within the “DISBMNTS” tab of #HDI Screen within the FDR System or Disbursement Data Screen (#115 Screen field “DISB PRIN”) within the CLASS System, or the Supplemental Data Screenshots

Current Principal Balance/Recomputed Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen within the FDR System or  documentation of change that affects the term on #CIS Screen within the FDR System,  “RPMT FEE” field on #ED2 Screen, and “RETRO PROCESSING” field, “PAYMENT” on #CSS Screen within the FDR System, and instructions provided by the Company described below.

Loan Type	“#14” field on #NM CC Screen within the FDR System

Loan Status
“CURR LOAN STAT” column on #EDH Screen together with the “MISC FIELD 2” column on the #BS3 screen, both within the FDR System or notation of status change on #CIS Screen and/or  “ORIG STMT STATUS” field on #ED2 Screen within the FDR System

Current Status End Date
“CURR:GRAD/SEP DT” or “MATURITY DT” column on #EDH Screen or the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen within the FDR System, or notation of status change on #CIS Screen within the FDR System, and instructions provided by the Company described below

Recomputed Remaining Term
“CYCLE DATE,” “MATURITY DT,” “DUE DATE,” and “CURR LOAN STATUS,” columns on #EDH Screen within the FDR System, “METHOD OVERRIDE END DATE” using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen, “MISC FIELD 2” field on #BS3 Screen, “#9” field on #NM CC Screen within the FDR System , and instructions provided by the Company described below

Repayment Schedule Type
“MISC FIELD 2” field on #BS3 Screen, “CURR LOAN STATUS” column on #EDH Screen within the FDR System, or the “METHOD OVERRIDE ID” using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen within the FDR System

Interest Rate	“INT RT” column on #EDH Screen within the FDR System or “AUTO PAY FLAG” field on #NM AF Screen and #HDI Screen within the FDR System for Interest Rate with borrower benefit related information

School Type 1	“MISC FIELD 5” field on #BS3 Screen within the FDR System and instructions provided by the Company described below

Attributes	Loan File/Instructions

School Type 2 (Title IV)
“SCHL CODE” field on Loan Directory Data Screen and “SCHL TYPE” field on #728 Screen (“School Profile Screen”) or Disbursement Data Screen (#115 Screen  field “SCHL CODE”) within the CLASS System and instructions provided by the Company described below

State of Residence	#BS1 Screen within the FDR System or documentation of change that affects the state of residence on #CIS Screen within the FDR System

Recent FICO	“DATE CB SCORE GENERATED” and “CREDIT BUREAU SCORE” field on #NM CR Screen within the FDR System and instructions provided by the Company described below

Original FICO	“EDS SCR01” or “EDS SCR02” field within the “FICO INFO” tab on #HDI Screen within the FDR System

1.
For purposes of comparing the Social Security Number and Signature(s) on the Promissory Note, in order to identify if the Promissory Note corresponded to the Selected Student Loan, we were instructed by the Company to compare the requested loan amount plus any origination fee indicated on the Promissory Note to the Original Principal Balance for the Selected Student Loan set forth in the Data File.

2.
For purposes of comparing Current Principal Balance, we were instructed by the Company to compare the “ACCOUNT BALANCE” column on the #CSS Screen within the FDR System or documentation of a change that affects the current principal balance on the #CIS Screen within the FDR System.   In the event the “ACCOUNT BALANCE” column on the #CSS Screen within the FDR System or documentation of change that affects the current principal balance on the #CIS Screen within the FDR System did not agree to the “BAL_CURR” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a.	Add the “ACCOUNT BALANCE” column on the #CSS Screen to any applicable Repayment Fee (shown as “RPMT FEE” on the #ED2 Screen); and

b.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #CSS Screen and any additional principal payment applied after the Cutoff Date, which was identified by subtracting the recalculated accrued interest (Interest Rate multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date the PAYMENT on the #CSS Screen was made, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the PAYMENT made.

3.
For purposes of comparing the Current Status End Date, we were instructed by the Company to compare the “Current Status End Date” field in the Data File to the “CURR: GRAD/SEP DT” or “MATURITY DT” column on the #EDH Screen or the “METHOD OVERRIDE END DATE” field after the Cutoff Date using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen within the FDR System. In the event the Selected Student Loan was updated after the Cutoff Date, we were instructed by the Company to view the #CIS Screen within the FDR System to identify if any change was made to the Current Status End Date after the Cutoff Date.

4.	For purposes of comparing Remaining Term, we were instructed by the Company to recompute the Remaining Term (“Recomputed Remaining Term”) as follows:

a.
For Selected Student Loans with “CURR LOAN STATUS” indicated as “GRCE,” “RPMT,” “SSP*,” “SCHL,” all “F” repayment types, all “D” repayment types (except for “DSCH”/”F0025,” and “DSCH”/”SOIOP”), we were instructed to by the Company to subtract the Cutoff Date from the “CYCLE DATE” after the “MATURITY DT” (one month after the “MATURITY DT”), both on the #EDH Screen within the FDR System, and divide the result by the average number of days in a month (i.e., 30.4375).  If the Cutoff Date was later than the “DUE DATE” on the #EDH Screen within the FDR System, we were instructed by the Company to subtract one month from the calculation;

b.
The Company informed us that the day of the “CYCLE DATE” and the day of the “MATURITY DT” both on the #EDH Screen with the FDR System should agree.  In certain instances where the day of the “CYCLE DATE” and the day of the “MATURITY DT” did not agree, we were instructed by the Company to utilize the “CYCLE DATE” for purposes of recomputing the Remaining Term;

c.
For six (6) Selected Student Loans, if the “CURR LOAN STATUS” on the #EDH Screen within the FDR System was “DSCH” and the “MISC FIELD 2” field on the #BS3 Screen within the FDR System was either “F0025” or “SOIOP,” we were instructed by the Company to recompute the Remaining Term as the sum of (1) the difference between the Cutoff Date and the “CYCLE DATE” after the “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen within the FDR System and (2) the difference between the Cutoff Date and the “CYCLE DATE” after the “MATURITY DATE” on the #EDH Screen within the FDR System, divided by the average number of days in a month (i.e., 30.4375);

d.
For Selected Student Loans for which the “CURR LOAN STATUS” indicated “GRCE” or “SCHL” and the “MISC FIELD 2” field on the #BS3 Screen within the FDR System was “D0000,” we were instructed by the Company to compare the Remaining Term to “#9” field on the #NM CC Screen within the FDR System;

5.
For purposes of comparing School Type 1 and School Type 2, we were informed by the Company that if the “SCHOOL CODE” on the Data File was “000000,” there was no single school code associated with the Selected Student Loan.  In such situations, we were instructed by the Company to not perform procedures related to School Type 1 and School Type 2.  We found that the “SCHOOL CODE” was “000000” for 58 Selected Student Loans. These were not considered exceptions.

6.
For purposes of comparing School Type 2, in the event the last two numbers in the “SCHOOL CODE” were not “00,” we were instructed by the Company to enter the last two numbers of the School Code in the “SCHOOL BRANCH” field on the #728 Screen within the CLASS System to retrieve the “SCHL TYPE” field.  We compared the retrieved “SCHL TYPE” field to the “TITLE_IV_SCH_CODE” field on the Data File.

7.
For purposes of comparing Recent FICO, we were informed by the Company that if the “DATE CB SCORE GENERATED” on the #NM CR Screen within the FDR System was later than the Cutoff Date, the “CREDIT BUREAU SCORE” field on the #NM CR Screen would display a more recent FICO score than the one listed in the Data File, resulting in the overriding of the FICO score as of the Cutoff Date. We found the “DATE CB SCORE GENERATED” for eight (8) Selected Student Loans was later than the Cutoff Date.These were not considered exceptions.

The information regarding the Selected Student Loans was found to be in agreement with the respective information appearing in the Loan File. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reliability or accuracy of the Data File, the Loan Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in the report as the Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
September 29, 2017

Exhibit A

The Selected Student Loans

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number
1	2017001	47	2017047	93	2017093	139	2017139
2	2017002	48	2017048	94	2017094	140	2017140
3	2017003	49	2017049	95	2017095	141	2017141
4	2017004	50	2017050	96	2017096	142	2017142
5	2017005	51	2017051	97	2017097	143	2017143
6	2017006	52	2017052	98	2017098	144	2017144
7	2017007	53	2017053	99	2017099	145	2017145
8	2017008	54	2017054	100	2017100	146	2017146
9	2017009	55	2017055	101	2017101	147	2017147
10	2017010	56	2017056	102	2017102	148	2017148
11	2017011	57	2017057	103	2017103	149	2017149
12	2017012	58	2017058	104	2017104	150	2017150
13	2017013	59	2017059	105	2017105	151	2017151
14	2017014	60	2017060	106	2017106	152	2017152
15	2017015	61	2017061	107	2017107	153	2017153
16	2017016	62	2017062	108	2017108	154	2017154
17	2017017	63	2017063	109	2017109	155	2017155
18	2017018	64	2017064	110	2017110	156	2017156
19	2017019	65	2017065	111	2017111	157	2017157
20	2017020	66	2017066	112	2017112	158	2017158
21	2017021	67	2017067	113	2017113	159	2017159
22	2017022	68	2017068	114	2017114	160	2017160
23	2017023	69	2017069	115	2017115	161	2017161
24	2017024	70	2017070	116	2017116	162	2017162
25	2017025	71	2017071	117	2017117	163	2017163
26	2017026	72	2017072	118	2017118	164	2017164
27	2017027	73	2017073	119	2017119	165	2017165
28	2017028	74	2017074	120	2017120	166	2017166
29	2017029	75	2017075	121	2017121	167	2017167
30	2017030	76	2017076	122	2017122	168	2017168
31	2017031	77	2017077	123	2017123	169	2017169
32	2017032	78	2017078	124	2017124	170	2017170
33	2017033	79	2017079	125	2017125	171	2017171
34	2017034	80	2017080	126	2017126	172	2017172
35	2017035	81	2017081	127	2017127	173	2017173
36	2017036	82	2017082	128	2017128	174	2017174
37	2017037	83	2017083	129	2017129	175	2017175
38	2017038	84	2017084	130	2017130	176	2017176
39	2017039	85	2017085	131	2017131	177	2017177
40	2017040	86	2017086	132	2017132	178	2017178
41	2017041	87	2017087	133	2017133	179	2017179
42	2017042	88	2017088	134	2017134	180	2017180
43	2017043	89	2017089	135	2017135	181	2017181
44	2017044	90	2017090	136	2017136	182	2017182
45	2017045	91	2017091	137	2017137	183	2017183
46	2017046	92	2017092	138	2017138	184	2017184

Exhibit A

The Selected Student Loans (Cont.)

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number
185	2017185	231	2017231	277	2017277	323	2017323
186	2017186	232	2017232	278	2017278	324	2017324
187	2017187	233	2017233	279	2017279	325	2017325
188	2017188	234	2017234	280	2017280	326	2017326
189	2017189	235	2017235	281	2017281	327	2017327
190	2017190	236	2017236	282	2017282	328	2017328
191	2017191	237	2017237	283	2017283	329	2017329
192	2017192	238	2017238	284	2017284	330	2017330
193	2017193	239	2017239	285	2017285	331	2017331
194	2017194	240	2017240	286	2017286	332	2017332
195	2017195	241	2017241	287	2017287	333	2017333
196	2017196	242	2017242	288	2017288	334	2017334
197	2017197	243	2017243	289	2017289	335	2017335
198	2017198	244	2017244	290	2017290	336	2017336
199	2017199	245	2017245	291	2017291	337	2017337
200	2017200	246	2017246	292	2017292	338	2017338
201	2017201	247	2017247	293	2017293	339	2017339
202	2017202	248	2017248	294	2017294	340	2017340
203	2017203	249	2017249	295	2017295	341	2017341
204	2017204	250	2017250	296	2017296	342	2017342
205	2017205	251	2017251	297	2017297	343	2017343
206	2017206	252	2017252	298	2017298	344	2017344
207	2017207	253	2017253	299	2017299	345	2017345
208	2017208	254	2017254	300	2017300	346	2017346
209	2017209	255	2017255	301	2017301	347	2017347
210	2017210	256	2017256	302	2017302	348	2017348
211	2017211	257	2017257	303	2017303	349	2017349
212	2017212	258	2017258	304	2017304	350	2017350
213	2017213	259	2017259	305	2017305	351	2017351
214	2017214	260	2017260	306	2017306	352	2017352
215	2017215	261	2017261	307	2017307	353	2017353
216	2017216	262	2017262	308	2017308	354	2017354
217	2017217	263	2017263	309	2017309	355	2017355
218	2017218	264	2017264	310	2017310	356	2017356
219	2017219	265	2017265	311	2017311	357	2017357
220	2017220	266	2017266	312	2017312	358	2017358
221	2017221	267	2017267	313	2017313	359	2017359
222	2017222	268	2017268	314	2017314	360	2017360
223	2017223	269	2017269	315	2017315
224	2017224	270	2017270	316	2017316
225	2017225	271	2017271	317	2017317
226	2017226	272	2017272	318	2017318
227	2017227	273	2017273	319	2017319
228	2017228	274	2017274	320	2017320
229	2017229	275	2017275	321	2017321
230	2017230	276	2017276	322	2017322